THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUS

VARIABLE LIFE (DATED MAY 1, 2009)

VARIABLE COMPLIFE® (DATED MAY 1, 2009)

This Supplement revises certain information contained in the Prospectuses referenced above dated May 1, 2009.

The following replaces the first paragraph on page 18 of the Variable Life Prospectus and the fourth full paragraph on page 19 of the Variable CompLife® Prospectus:

You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned. Except as described below, if we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 1, 2009.